Exhibit 32.1

OL FUNDING, INC. FORM 10-Q FOR THE QUARTER ENDED NOVEMBER 30, 2007
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Kasprzak, certify that

1.	I am the Chief Executive Officer and Chief Financial Officer of OL Funding, Inc.
2.
Attached to this certification is Form 10-Q for the quarter ended November 30, 2007, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains consolidated financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
•	The periodic report containing the consolidated financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
•	The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.

February 29, 2008                                                                                   /s/ Robert Kasprzak
        Robert Kasprzak
Chief Executive Officer and Chief
Financial Officer (PEO and PFO)